UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21869

NEXPOINT STRATEGIC OPPORTUNITIES FUND

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

NexPoint Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (866) 351-4440

Date of fiscal year end: December 31

Date of reporting period: March 31, 2018

Item 1: Schedule of Investments

The Schedule of Investments are attached herewith.

INVESTMENT PORTFOLIO (unaudited)
As of March 31, 2018	NexPoint Strategic Opportunities Fund

Principal Amount ($)		Value ($)
U.S. Senior Loans (a) - 8.5%
CHEMICALS (b)(p) - 0.3%
	Vertellus Holdings LLC
826,662	Second Lien Term Loan, 1-month LIBOR + 12.000%, 10/31/2021	800,539
	Vertellus Specialties, Inc.
1,366,050	DIP Term Loan, 1-month LIBOR + 9.000%, 04/30/2018	1,367,416

		2,167,955

ENERGY - 2.0%
	Azure Midstream Energy LLC
362,955	Term Loan B, 1-month LIBOR + 6.500%, 11/15/2018	356,301
	Chief Exploration & Development LLC
6,000,000	Second Lien Term Loan, 2-month LIBOR + 6.500%, 05/16/2021	5,967,510
	Fieldwood Energy LLC
37,323	Delayed Draw Term Loan, 1-month LIBOR + 10.000%, 08/14/2018	37,323
499,831	First Lien Term Loan, 1-month LIBOR + 7.000%, 08/31/2020	498,374
861,558	First Lien Last Out Term Loan, 1-month LIBOR + 7.125%, 09/30/2020	828,172
19,691,127	Second Lien Term Loan (c)(n)	4,135,137

		11,822,817

FINANCIAL - 0.8%
	Walter Investment Management Corp.
4,779,911	Tranche B Term Loan B, 1-month LIBOR + 6.000%, 06/30/2022	4,662,420

GAMING & LEISURE (b)(c)(p) - 1.2%
	Ginn-LA CS Borrower LLC
8,322,966	First Lien Tranche B Term Loan	—
	Ginn-LA CS Borrower LLC
3,883,480	First Lien Tranche A Credit-Linked Deposit	—
9,241,411	LLV Holdco LLC Exit Revolver (d)	7,036,411

		7,036,411

METALS & MINERALS (b)(p) - 1.0%
	Omnimax International, Inc.
5,770,136	Unsecured Term Loan, 14.000% PIK, 2.000% Cash, 02/06/2021	5,706,665

RETAIL - 0.1%
	Academy, Ltd.
540,497	Term Loan B, 3-month LIBOR + 4.000%, 07/01/2022	432,668

TELECOMMUNICATIONS (b)(d)(p) - 3.1%
	TerreStar Corporation
17,880,874	Term Loan A, 11.000% PIK, 02/27/2020	17,845,112
419,299	Term Loan C, 11.000% PIK, 02/27/2020	419,299

		18,264,411

UTILITIES (e) - 0.0%
	Texas Competitive Electric Holdings Co., LLC
92,329,417	Non Extended Escrow Loan	276,988

	Total U.S. Senior Loans (Cost $63,504,226)	50,370,335

INVESTMENT PORTFOLIO (unaudited) (continued)
As of March 31, 2018	NexPoint Strategic Opportunities Fund

Asset-backed Securities (f)(g) - 7.6%
	Acis CLO, Ltd.
14,000,000	Series 2013-1A, Class SUB, VRN 0.00%, 04/18/2024 (h)	4,439,400
7,500,000	Series 2015-6A, Class SUB, VRN 0.00%, 05/01/2027 (h)	4,175,000
6,000,000	Series 2014-3A, Class E, 3M USD LIBOR + 4.750%, 02/01/2026 (h)(o)	5,784,600
4,500,000	Series 2013-1A, Class E, 3M USD LIBOR + 5.600%, 04/18/2024 (h)(o)	4,502,812
5,000,000	Series 2014-3A, Class F, 3M USD LIBOR + 5.600%, 02/01/2026 (h)(o)	4,580,500
9,142,000	Series 2013-1A, Class F, 3M USD LIBOR + 6.500%, 04/18/2024 (h)(o)	8,746,151
	ALM VII R-2, Ltd.
2,250,000	Series 2013-7R2A, Class SUBR, VRN 0.00%, 10/15/2116	1,563,525
	Betony CLO, Ltd.
1,925,000	Series 2015-1A, Class SUB, VRN 0.00%, 04/15/2027	742,473
	CIFC Funding, Ltd.
3,000,000	Series 2014-4A, Class SUB, VRN 0.00%, 10/17/2026	1,350,000
	Grayson CLO, Ltd.
2,915,407	Series 2006-1A, Class D, 3M USD LIBOR + 3.600%, 11/01/2021 (h)	2,893,542
	Highland Loan Funding V, Ltd.
670,810	Series 1A Class 1 08/01/2018 (b)(p)(h)	524,842
	Highland Park CDO, Ltd.
5,131,458	Series 2006-1A, Class A2, 3M LIBOR + 0.400%, 11/25/2051 (h)	4,977,514
	Valhalla CLO, Ltd.
1,500,000	Series 2004-1A, Class EIN 0.00%, 08/01/2020 (h)	300,000

	Total Asset-Backed Securities (Cost $49,403,789)	44,580,359

Agency Collateralized Mortgage Obligations (g) - 2.6%
	FREMF Trust
45,871,176	Series 2018-KW04, Class C 12/25/2032	11,901,598
550,452,099	Series 2018-KW04, Class X2A 0.10%, 09/25/2028	3,024,184
61,162,105	Series 2018-KW04, Class X2B 0.10%, 12/25/2032	407,645

	Total Agency Collateralized Mortgage Obligations (Cost $15,351,859)	15,333,427

Corporate Bonds & Notes - 1.7%
ENERGY - 0.2%
	American Energy-Permian Basin LLC
681	7.38%, 11/01/2021 (g)	508
3,750,000	DPH Holdings Corp (c)	—
3,933,000	DPH Holdings Corp (c)	—
8,334,000	DPH Holdings Corp (c)	—
18,439,000	Ocean Rig UDW, Inc. (b)(c)(g)(p)	1,272,291

		1,272,799

INFORMATION TECHNOLOGY (g)(i) - 0.7%
	Intelsat Jackson Holdings SA
4,509,000	9.75%, 07/15/2025	4,221,551

RETAIL (g)(i) - 0.8%
	PetSmart, Inc.
390,000	7.13%, 03/15/2023	223,275
7,268,000	8.88%, 06/01/2025	4,179,100

		4,402,375

INVESTMENT PORTFOLIO (unaudited) (continued)
As of March 31, 2018	NexPoint Strategic Opportunities Fund

TELECOMMUNICATIONS (b)(c)(e) - 0.0%
43,971,250	Avaya, Inc.	—

UTILITIES (e) - 0.0%
5,000,000	Texas Competitive Electric Holdings Co., LLC	50,000
24,000,000	Texas Competitive Electric Holdings Co., LLC	120,000

		170,000

	Total Corporate Bonds & Notes (Cost $26,761,781)	10,066,725

Foreign Corporate Bonds & Notes - 0.0%
NETHERLANDS (c)(p) - 0.0%
USD
93,180,354	Celtic Pharma Phinco BV, PIK	—

	Total Foreign Corporate Bonds & Notes (Cost $62,254,526)	—

Sovereign Bonds - 5.2%
SOVEREIGN BONDS - 5.2%
	Argentine Republic Government International Bond
19,000,000	2.50%, 12/31/2038 (f)(i)(j)	12,663,500
6,700,000	5.88%, 01/11/2028 (i)	6,313,912
5,000,000	6.88%, 01/11/2048 (i)	4,571,875
1,000,000	7.13%, 06/28/2117 (g)	924,000
	Provincia de Buenos AiresArgentina Deposit Rates Badlar Pvt Banks +
40,000,000	3.830%, 05/31/2022 (f)	2,061,395
	Provincia de la Rioja
2,600,000	9.75%, 02/24/2025 (i)	2,758,834
	Provincia de Mendoza ArgentinaArgentina Deposit Rates Badlar Pvt Banks +
24,085,000	4.375%, 06/09/2021 (f)	1,242,414

		30,535,930

	Total Sovereign Bonds (Cost $32,632,268)	30,535,930

Convertible Foreign Bonds (g)(i)(j) - 0.3%
	TGLT SA
1,000,000	8.00%, 08/03/2027	1,890,000

	Total Convertible Foreign Bonds (Cost $1,000,000)	1,890,000

Shares
Common Stocks - 85.1%
CHEMICALS (k) - 2.4%
485,875	MPM Holdings, Inc. (i)	12,948,569
25,250	Venator Materials PLC (i)	456,773
661,330	Vertellus Specialties, Inc. (b)(p)	892,795

		14,298,137

COMMERCIAL SERVICES - 2.1%
869,803	Corp. America Airports SA (i)(k)	10,733,369
2,260	Pendrell Corp.	1,457,700

		12,191,069

CONSUMER DISCRETIONARY (k) - 0.2%
2,000	Despegar.com Corp.	62,500
68,532	K12, Inc. (i)	971,784

		1,034,284

CONSUMER STAPLES (i) - 0.2%
4,930	Costco Wholesale Corp.	928,960

ENERGY - 3.0%
336	California Resources Corp. (k)	5,762
120,000	Energy Transfer Equity LP (i)(k)	1,705,200

INVESTMENT PORTFOLIO (unaudited) (continued)
As of March 31, 2018	NexPoint Strategic Opportunities Fund

2,059,555	NextDecade Corp. (k)	10,174,202
25	Ocean Rig UDW, Inc. (k)	631
85,600	Plains GP Holdings LP, Class A (i)	1,861,800
23,150	Targa Resources Corp. (i)	1,018,600
63,500	Transportadora de Gas del Sur SA, Class B ADR (i)(k)	1,291,590
35,600	Williams Cos., Inc. (The) (i)	885,016
23,800	YPF SA ADR	514,556

		17,457,357

FINANCIAL - 9.1%
47,273	American Banknote Corp. (b)(k)(p)	98,328
15,000	Banco Macro SA ADR (i)(k)	1,619,550
100,000	BBVA Banco Frances SA ADR (i)	2,281,000
308,000	Citigroup, Inc. (i)	20,790,000
2,102,020	Gambier Bay LLC (k)	331,068
27,332,788	Specialty Financial Products, Ltd. (b)(d)(k)(p)	28,393,300
5,239	Venoco LLA Unit (b)(k)(p)	—
367	Venoco LLC Units (b)(k)(p)	—

		53,513,246

GAMING & LEISURE (b)(d)(k)(p) - 0.0%
14	LLV Holdco LLC - Litigation Trust Units	—
26,712	LLV Holdco LLC - Series A, Membership Interest	—
144	LLV Holdco LLC - Series B, Membership Interest	—

		—

HEALTHCARE - 1.1%
49,500	Patterson Cos., Inc. (i)	1,100,385
168,740	Portola Pharmaceuticals, Inc. (k)	5,511,048

		6,611,433

HOUSING (b)(k)(p) - 0.1%
368,150	CCD Equity Partners LLC	725,255

INFORMATION TECHNOLOGY - 7.9%
139,768	Avaya Holdings Corp. (i)(k)	3,130,803
833	CDK Global, Inc.	52,762
32,500	CSRA, Inc. (i)	1,339,975
300,975	Fortinet, Inc. (i)(k)	16,126,241
236,000	Intel Corp. (i)	12,290,880
1	Magnachip Semiconductor Corp. (k)	10
125,606	QUALCOMM, Inc. (i)(k)	6,959,828
231,700	Twitter, Inc. (i)(k)	6,721,617

		46,622,116

MATERIALS - 1.1%
283,570	Fieldwood Energy LLC (k)(n)	6,615,688
5,750	Huntsman Corp. (i)	168,187

		6,783,875

MEDIA & TELECOMMUNICATIONS - 5.4%
9,295	Cumulus Media, Inc., Class A (i)(k)	698
10,436	Gray Television, Inc., Class A (k)	111,144
13,722	Loral Space & Communications, Inc. (i)(k)	571,521
308,875	Metro-Goldwyn-Mayer, Inc., Class A (k)(l)	30,269,750
29,500	Sinclair Broadcast Group, Inc., Class A (i)	923,350

		31,876,463

METALS & MINERALS (k) - 1.1%
11,164	Omnimax International, Inc. (b)(p)	3,419,175
142,500	Loma Negra Cia Industrial Argentina SA ADR (i)	3,038,100

		6,457,275

PHARMACEUTICALS (i)(k) - 1.6%
58,888	Collegium Pharmaceutical, Inc.	1,504,588
173,561	Heron Therapeutics, Inc.	4,790,284
210,000	TG Therapeutics, Inc.	2,982,000

		9,276,872

INVESTMENT PORTFOLIO (unaudited) (continued)
As of March 31, 2018	NexPoint Strategic Opportunities Fund

REAL ESTATE - 1.2%
509,658	Allenby (b)(d)(k)(p)	1
759,538	Bluerock Residential Growth REIT, Inc., REIT	6,456,073
1,636,026	Claymore (b)(d)(k)(p)	2
27,800	Cresud SACIF y A ADR (i)	560,170
5,810	IRSA Inversiones y Representaciones SA ADR	137,406
1,047	IRSA Propiedades Comerciales SA ADR	46,591

		7,200,243

REAL ESTATE INVESTMENT TRUST - 36.2%
99,000	Independence Realty Trust, Inc., REIT (i)	908,820
77,000	Jernigan Capital, Inc., REIT	1,393,700
9,955,581	NexPoint Real Estate Capital, LLC, REIT (b)(d)(k)(p)	90,745,123
39,424,411	NexPoint Real Estate Opportunities, LLC, REIT (b)(d)(k)(p)	112,943,052
511,700	Spirit Realty Capital, Inc., REIT (i)	3,970,792
870,524	United Development Funding IV, REIT	2,959,782

		212,921,269

RETAIL (i) - 0.6%
294,500	Barnes & Noble, Inc.	1,457,775
164,500	Finish Line, Inc. (The), Class A	2,227,330

		3,685,105

TELECOMMUNICATIONS (b)(d)(k)(l)(p) - 6.3%
132,801	TerreStar Corporation	37,016,951

UTILITIES - 5.5%
192,500	Central Puerto SA ADR (i)(k)	3,272,500
115,700	Dynegy, Inc. (i)(k)	1,564,264
26,220	Entegra TC LLC, Class A (b)(k)(p)	207,138
16,700	Pampa Energia SA ADR(k)	995,320
1,253,642	Vistra Energy Corp. (i)(k)	26,113,363

		32,152,585

	Total Common Stocks (Cost $602,045,888)	500,752,495

Preferred Stocks - 23.7%
FINANCIAL (g) - 23.6%
14,500	Aberdeen Loan Funding, Ltd. (f)(h)	4,966,250
64,800	Bluerock Residential Growth REIT, Inc., Series C 7.625% (i)	1,494,936
70,500	Bluerock Residential Growth REIT, Inc., Series D 7.125% (i)	1,498,125
1,200	Brentwood CLO, Ltd. (f)(h)	564,000
13,800	Brentwood CLO, Ltd. (f)(h)	6,486,000
34,500	Eastland CLO, Ltd. (f)(h)	17,482,875
5,000	Eastland Investors Corp. (f)(h)	2,533,750
7,750	Gleneagles CLO, Ltd. (f)(h)	3,526,250
62,600	Grayson CLO, Ltd., Series II (f)(h)	25,550,190
4,000	Grayson Investors Corp. (f)(h)	1,632,600
39,000	Greenbriar CLO, Ltd. (f)(h)	23,139,999
3,750	Greenbriar CLO, Ltd. (f)(h)	2,225,000
2,500	Liberty CLO, Ltd. (f)(h)	1,062,500
8,500	Red River CLO, Ltd., Series PS-2 (f)(h)	2,225,655
10,500	Rockwall CDO, Ltd. (f)(h)	4,305,000
+6,000	Southfork CLO, Ltd. (f)(h)	1,080,000
41,500	Stratford CLO, Ltd. (f)(h)	22,694,275
35,507	Westchester CLO, Ltd. (f)(h)	16,506,020

		138,973,425

REAL ESTATE - 0.1%
53,794	RAIT Financial Trust, REIT, Series C 8.875%	565,375
9,946	RAIT Financial Trust 7.125%	217,618

		782,993

	Total Preferred Stocks (Cost $170,861,535)	139,756,418

INVESTMENT PORTFOLIO (unaudited) (continued)
As of March 31, 2018	NexPoint Strategic Opportunities Fund

Exchange-traded Funds - 0.2%
2,925	Direxion Daily Gold Miners Index Bull 3X Shares ETF	71,370
80,100	Global X MLP & Energy Infrastructure ETF (i)	942,777

	Total Exchange-Traded Funds (Cost $3,033,782)	1,014,147

Units
Rights - 0.1%
UTILITIES (e) - 0.1%
1,618,542	Texas Competitive Electric Holdings Co., LLC	902,337

	Total Rights (Cost $5,007,431)	902,337

Warrants - 0.2%
ENERGY - 0.0%
4,071	Arch Coal, Inc., expires 10/05/2023	194,472

GAMING & LEISURE (b)(d)(p) - 0.0%
607	LLV Holdco LLC - Series C, Membership Interest	—
834	LLV Holdco LLC - Series D, Membership Interest	—
932	LLV Holdco LLC - Series E, Membership Interest	—
1,049	LLV Holdco LLC - Series F, Membership Interest	—
1,189	LLV Holdco LLC - Series G, Membership Interest	—

		—

INFORMATION TECHNOLOGY (i) - 0.2%
179,322	Avaya Holdings Corp.	986,271

REAL ESTATE (b)(p) - 0.0%
346	Omnimax Holdings, Inc.	105,835

	Total Warrants (Cost $251,698)	1,286,578

Shares
Master Limited Partnerships - 0.5%
ENERGY (i) - 0.5%
131,400	EnLink Midstream Partners LP	1,794,924
27,500	Williams Partners LP	946,825

		2,741,749

	Total Master Limited Partnerships (Cost $3,039,616)	2,741,749

Registered Investment Companies - 0.5%
230,968	Dividend and Income Fund, Inc. Common	2,900,958

	Total Registered Investment Companies (Cost $3,279,746)	2,900,958

Cash Equivalents - 0.1%
MONEY MARKET FUND - 0.1%
	State Street Institutional U.S. Government Money Market Fund, Premier Class
353,936	1.56%, 12/31/2049	353,936

	Total Cash Equivalents (Cost $353,936)	353,936

Total Investments - 136.3%
(Cost $1,038,782,081)		802,485,394

Securities Sold Short - (1.6)%
Common Stocks - (1.6)%
INFORMATION TECHNOLOGY (m) - (1.6)%
(35,700)	Zillow Group, Inc., Class A	(1,927,800)
(140,400)	Zillow Group, Inc., Class C	(7,553,520)

		(9,481,320)

INVESTMENT PORTFOLIO (unaudited) (continued)
As of March 31, 2018	NexPoint Strategic Opportunities Fund

ENERGY (b)(e)(m)(p) - 0.0%
(8,451)	Seventy Seven Energy, Inc.	—

	Total Common Stocks (Cost $7,102,364)	(9,481,320)

	Total Securities Sold Short (Proceeds $7,102,364)	(9,481,320)

Other Assets & Liabilities, Net - (34.7)%		(204,279,661)

Net Assets - 100.0%		588,724,413

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at March 31, 2018. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown. Current LIBOR rates include 1 month which is equal to 1.88% and 3 months equal to 2.31%.
(b)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $309,519,530 or 52.6% of net assets were fair valued under the Fund’s valuation procedures as of March 31, 2018. See Note 2.
(c)	The issuer is, or is in danger of being, in default of its payment obligation.
(d)	Affiliated issuer. Assets with a total aggregate market value of $294,399,251, or 50.0% of net assets, were affiliated with the Fund as of March 31, 2018.
(e)	Represents value held in escrow pending future events. No interest is being accrued.
(f)	Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect March 31, 2018. Current LIBOR rates include 1 month which is equal to 1.88% and 3 months equal to 2.31%. The BADLAR rate as of March 31, 2018 was 22.56%.
(g)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At March 31, 2018, these securities amounted to $211,597,936 or 35.9% of net assets.
(h)	Securities of collateralized loan obligations where an affiliate of the Investment Adviser serves as collateral manager.
(i)	All or part of this security is pledged as collateral for short sales and written options contracts. The market value of the securities pledged as collateral was $203,701,587.
(j)	Step coupon bond. The interest rate shown reflects the rate in effect March 31, 2018 and will reset at a future date.
(k)	Non-income producing security.
(l)	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
Metro-Goldwyn-Mayer, Inc.	Common Stocks	12/20/2010	$13,929,926	$30,269,750	5.1%
TerreStar Corporation	Common Stocks	11/14/2014	$34,089,464	$37,016,951	6.3%

(m)	No dividend payable on security sold short.
(n)	All or a portion of this position has not settled. As applicable, full contract rates do not take effect until settlement date.
(o)	As of March 31, 2018, investments with a total aggregate value of $23,614,063 were fully or partially segregated with broker(s)/custodian as collateral for reverse repurchase agreements.
(p)	Classified as Level 3 within the three-tier fair value hierarchy. Please see Note 2 for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

As of March 31, 2018, $3,350,837 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

The Fund had the following futures contracts, for which $843,090 was pledged as collateral, open at March 31, 2018:

Description	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Long Future:
Natural Gas	April 2018	288	$7,871,040	$(14,780)

Short Future:
S&P 500 E-Mini Index	June 2018	75	$9,911,250	$(40,415)

				$(55,195)

Reverse Repurchase Agreements outstanding as of March 31, 2018 were as follows:

Counter-party	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
BNP	Acis CLO, Ltd., Series 2013-1A, Class F, 3-month LIBOR + 6.500%, FRN 04/18/2024	3.56	03/15/2018	04/16/2018	$5,792,375	$9,142,000	$(5,783,229)
BNP	Acis CLO, Ltd., Series 2014-3A, Class F, 3-month LIBOR + 5.60%, FRN 02/01/2026	3.56	03/15/2018	04/16/2018	3,015,762	5,000,000	(3,011,000)
BNP	Acis CLO, Ltd., Series 2013-1A, Class E, 3-month LIBOR + 5.600%, FRN 04/18/2024	3.36	03/15/2018	04/16/2018	3,380,939	4,500,000	(3,375,900)
BNP	Acis CLO, Ltd., Series 2014-3A, Class E, 3-month LIBOR + 4.750%, FRN 02/01/2026	3.36	03/15/2018	04/16/2018	4,377,524	6,000,000	(4,371,000)

Total Reverse Repurchase Agreements						$24,642,000	$(16,541,129)

NOTES TO INVESTMENT PORTFOLIO (unaudited)

Organization

NexPoint Strategic Opportunities Fund (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. This report includes information for the period ended March 31, 2018. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol NHF. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). The Fund commenced operations on June 29, 2006. NexPoint Advisors, L.P. (“NexPoint” or “the Investment Adviser”), an affiliate of Highland Capital Management Fund Advisors, L.P. (“Highland”), is the investment adviser and administrator to the Fund.

Effective March 19, 2018, the Fund changed its name from NexPoint Credit Strategies Fund. The Fund’s investment objective of providing both current income and capital appreciation remains the same and the Fund will continue to invest in the following categories of instruments: (i) secured and unsecured floating and fixed rate loans; (ii) bonds and other debt obligations; (iii) debt obligations of stressed, distressed and bankrupt issuers; (iv) structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations; and (v) equities; however, the Fund will no longer be required to invest at least 80% of its assets in categories (i)-(iv).

Valuation of Investments

In computing the Fund’s net assets attributable to its common shares, securities with readily available market quotations on the New York Stock Exchange (“NYSE”), National Association of Securities Dealers Automated Quotation (“NASDAQ”), or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s net asset value (“NAV”), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of March 31, 2018, the Fund’s investments consisted of senior loans, asset-backed securities, corporate bonds and notes, foreign bonds, sovereign bonds, common stocks, preferred stocks, exchange-traded funds, rights, warrants, cash equivalents, securities sold short and options. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds collateralized loan obligations and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, preferred stocks, exchange-traded funds, rights, warrants and options that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Fund’s real estate investments include equity interests in limited liability companies and equity issued by Real Estate Investment Trusts (“REITs”) that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Fund has classified the investments as Level 3 assets. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of March 31, 2018 is as follows:

	Total value at March 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
NexPoint Strategic Opportunities Fund
Assets
U.S. Senior Loans
Chemicals	$2,167,955	$—	$—	$2,167,955
Energy	11,822,817	—	11,822,817	—
Financial	4,662,420	—	4,662,420	—
Gaming & Leisure	7,036,411	—	—	7,036,411
Metals & Minerals	5,706,665	—	—	5,706,665
Retail	432,668	—	432,668	—
Telecommunications	18,264,411	—	—	18,264,411
Utilities	276,988	—	276,988	—
Asset-Backed Securities	44,580,359	—	44,055,517	524,842
Agency Collateralized Mortgage Obligations	15,333,427	—	15,333,427	—
Corporate Bonds & Notes
Energy	1,272,799	—	508	1,272,291
Information Technology	4,221,551	—	4,221,551	—
Retail	4,402,375	—	4,402,375	—
Telecommunications	—	—	—	—
Utilities	170,000	—	170,000	—
Foreign Corporate Bonds & Notes(1)	— (2)	—	—	—	(2)
Sovereign Bonds	30,535,930	—	30,535,930	—
Convertible Foreign Bonds	1,890,000	—	1,890,000	—
Common Stocks
Chemicals	14,298,137	13,405,342	—	892,795
Commercial Service	12,191,069	12,191,069	—	—
Consumer Discretionary	1,034,284	1,034,284	—	—
Consumer Staples	928,960	928,960	—	—
Energy	17,457,357	17,457,357	—	—
Financial	53,513,246	24,690,550	331,068	28,491,628
Healthcare	6,611,433	6,611,433	—	—
Housing	725,255	—	—	725,255
Information Technology	46,622,116	46,622,116	—	—
Materials	6,783,875	168,187	6,615,688	—
Media & Telecommunications	31,876,463	1,606,713	30,269,750	—
Metals & Minerals	6,457,275	3,038,100	—	3,419,175
Pharmaceuticals	9,276,872	9,276,872	—	—
Real Estate	7,200,243	7,200,240	—	3
Real Estate Investment Trust	212,921,269	9,233,094	—	203,688,175
Retail	3,685,105	3,685,105	—	—
Telecommunications	37,016,951	—	—	37,016,951
Utilities	32,152,585	31,945,447	—	207,138
Preferred Stocks
Financial	138,973,425	2,993,061	135,980,364	—
Real Estate	782,993	782,993	—	—
Exchange-Traded Funds	1,014,147	1,014,147	—	—
Rights	902,337	—	902,337	—
Warrants(1)
Energy	194,472	194,472	—	—
Gaming and Leisure	— (2)	—	—	—	(2)
Information Technology	986,271	986,271	—	—
Metals & Minerals	105,835	—	—	105,835
Master Limited Partnerships(1)	2,741,749	2,741,749	—	—
Registered Investment Companies	2,900,958	2,900,958	—	—
Cash Equivalents	353,936	353,936	—	—

Total Assets	802,485,394	201,062,456	291,903,408	309,519,530

Liabilities
Securities Sold Short(1)	(26,022,449)	(9,481,320)	(16,541,129)	—
Other Financial Instruments
Long Futures	(14,780)	(14,780)	—	—
Short Futures	(40,415)	(40,415)	—	—

Total Liabilities	(26,077,644)	(9,536,515)	(16,541,129)	—

Total	$776,407,750	$191,525,941	$275,362,279	$309,519,530

(1)	See Investment Portfolio detail for industry breakout.
(2)	This category includes securities with a value of zero.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

The table below sets forth a summary of changes in the Fund’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the period ended March 31, 2018.

	Balance as of December 31, 2017	Transfers Into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ Discount	Net Realized Gain/ (Loss)	Net Unrealized Appreciation/ (Depreciation)	Net Purchases	Net (Sales)	Balance as of March 31, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Held at March 31, 2018
U.S. Senior Loans
Chemicals	$2,183,394	$—	$—	$14,029	$—	$(29,468)	$—	$—	$2,167,955	$(29,468)
Gaming & Leisure	7,071,528	—	—	—	—	(35,117)	—	—	7,036,411	(35,117)
Metals & Minerals	5,543,643	—	—	65,180	344	(95,532)	195,125	(2,095)	5,706,665	(95,532)
Telecommunications	17,771,215	—	—	(576)	—	(389)	494,161	—	18,264,411	(389)
Asset-Backed Securities	461,182	—	—	—	—	63,660	—	—	524,842	63,660
Corporate Bonds & Notes
Energy	1,272,291	—	—	—	—	—	—	—	1,272,291	—
Common Stocks
Chemicals	1,355,726	—	—	—	—	(462,931)	—	—	892,795	(462,931)
Financial	21,390,070	—	—	—	—	(1,469,376)	8,570,934	—	28,491,628	(1,469,376)
Housing	765,752	—	—	—	—	(40,497)	—	—	725,255	(40,497)
Metals & Minerals	4,276,983	—	—	—	—	(857,808)	—	—	3,419,175	(857,808)
Real Estate	3	—	—	—	—	—	—	—	3	—
Real Estate Investment Trust	156,715,028	—	—	—	—	10,898,147	39,400,000	(3,325,000)	203,688,175	10,898,147
Telecommunications	34,612,021	—	—	—	—	(94,976)	2,499,906	—	37,016,951	(94,976)
Utilities	410,867	—	—	—	—	25,752	—	(229,481)	207,138	25,752
Warrants
Information Technology	432,166	—	(986,271)	—	—	554,105	—	—	—	—
Metals & Minerals	132,387	—	—	—	—	(26,552)	—	—	105,835	(26,552)

Total	$254,394,256	$—	$(986,271)	$78,633	$344	$8,429,018	$51,160,126	$(3,556,576)	$309,519,530	$7,874,913

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the period ended March 31, 2018, $986,271 of the Fund’s portfolio investments was transferred from Level 3 to Level 1. Transfers from Level 3 to Level 1 were due to an increase in market activity (e.g. frequency of trades), which resulted in an increase of available market inputs to determine price.

For the period ended March 31, 2018, there were no transfers between Levels 1 and 2.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 3/31/2018	Valuation Technique	Unobservable Inputs	Input Value(s)
U.S. Senior Loans	$33,175,442	Discounted Cash Flow	Discount Rate	11.1% - 16.4%
			Spread Adjustment	0.1% - 0.4%
		Adjusted Appraisal	Liquidity Discount	10%
			Asset Specific Adjustment	10%
		Debt-Loan Spread	Adjusted Yield	9.74% - 10.14%
			Swap Rate	2.30% - 2.72%
		Cost Price	N/A	N/A
Asset-Backed Securities	524,842	Discounted Cash Flow	Discount Rate	9.1%
Corporate Bonds	1,272,291	Liquidation Analysis	Claim Amount: Percent of Par	6.9%
Common Stocks	274,441,120	Third-Party Valuation	Capitalization Rates	5.50% - 8.75%
		Multiples Analysis	Price/MHz-PoP	$0.120 - $0.550
			Risk Discount	25%
			Multiple of EBITDA	5.0x - 8.62x
			Liquidity Discount	10% - 25%
			Weightings	25% - 50%
			Size Adjustment	10%
			Capitalization Rate	6.4% - 7.0%
			Partial Interest Discount	37%
		Discounted Cash Flow	Discount Rate	11% - 12%
			Minority Discount	20%
			Terminal Multiple	7.0x
			Discount for Lack of Marketability	15%
			Scenario Probabilities	15% - 70%
			Illiquidity Discount	10%
		Net Asset Value	N/A	N/A
Warrants	105,835	Multiples Analysis	Multiple of EBITDA	6.75x - 8.25x
		Discounted Cash Flow	Discount Rate	12%
			Minority Discount	20%
			Terminal Multiple	7.0x
			Discount for Lack of Marketability	15%

Total	$309,519,530

Information Classification: Limited Access

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investments Portfolios for the Fund.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

When securities are sold short, the Fund intends to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Fund may use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets. The Fund may make short sales “against the box” without respect to such limitations.

Derivative Transactions

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies.

Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund for the period ended March 31, 2018:

Issuer	Shares at December 31, 2017	Beginning Value as of December 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ Depreciation	Ending Value as of March 31, 2018	Shares at March 31, 2017	Affiliated Income
Majority Owned, Not Consolidated
NexPoint Real Estate Capital, LLC, REIT (Common Stocks)	8,271,300	$78,119,949	$15,000,000	$(3,325,000)	$—	$950,174	$90,745,123	9,955,581	$2,374,825
NexPoint Real Estate Opportunities, LLC, REIT (Common Stocks)	29,869,296	78,595,079	24,400,000	—	—	9,947,973	112,943,052	39,424,411	—
Specialty Financial Products, Ltd. (Common Stocks)	19,450,201	21,261,015	8,570,934	—	—	(1,438,649)	28,393,300	27,332,788	—
Other Affiliates
Gambier Bay LLC (Common Stocks)(1)	2,102,020	183,927	—	—	—	147,141	331,068	2,102,020	—
LLV Holdco, LLC (U.S. Senior Loans, Common Stocks & Warrants)	9,272,856	7,071,528	—	—	—	(35,117)	7,036,411	9,272,892	—
TerreStar Corp. (U.S. Senior Loans & Common Stocks)	17,916,883	52,383,236	2,994,067	—	—	(95,941)	55,281,362	18,432,974	498,842
Other Controlled
Allenby (Common Stocks)	509,658	1	—	—	—	—	1	509,658	—
Claymore (Common Stocks)	1,636,026	2	—	—	—	—	2	1,636,026	—

Total	$89,028,240	$237,614,737	$50,965,001	$(3,325,000)	$—	$9,475,581	$294,730,319	108,666,350	$2,873,667

(1)	Includes the value of iHeart Communications, Inc. bonds as of June 30, 2017 and subsequent activity.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

U.S. Federal Income Tax Information

Unrealized appreciation and depreciation at March 31, 2018, based on cost of investments and cash equivalent for U.S. federal income tax purposes is:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation	Cost
$69,993,679	$(293,508,933)	$(223,515,254)	$1,006,421,743

For more information with regard to significant accounting policies, see the most recent annual report filed with the U.S. Securities and Exchange Commission.

Item 2. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXPOINT STRATEGIC OPPORTUNITIES FUND

By:	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date:	May 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date:	May 30, 2018

By:	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer and Principal Financial Officer

Date:	May 30, 2018